Exhibit 99.1

Inseego Reports Third Quarter 2022 Financial Results
Continued ramp in enterprise FWA revenue; now represents over 13% revenue
Next generation 5G hotspot launches with Verizon and Telstra

SAN DIEGO—November 2, 2022—Inseego Corp. (Nasdaq: INSG) (the “Company”), a leader in 5G edge cloud solutions, today reported its results for the third quarter ended September 30, 2022. The Company reported third quarter net revenue of $69.2 million, GAAP operating loss of $11.9 million, GAAP net loss of $15.7 million, GAAP net loss of $0.15 per share, adjusted EBITDA of negative $2.5 million, and non-GAAP net loss of $0.11 per share. Unrestricted cash and cash equivalents at quarter end was $18.1 million.

"We're pleased to report strong revenue results for the third quarter," said Ashish Sharma, CEO of Inseego. "The driver for Inseego's future growth is the enterprise FWA business, which now represents 13% of our revenue. This year, we signed up hundreds of new customers for our 5G FWA solutions, and we’ve added a lot of new enterprise customers to the list of ongoing pilots of both 5G FWA and our new enterprise networking solution, 5G SD EDGE, which was released earlier in the quarter. Thanks to the breadth of our 5G portfolio, we are seeing a trend of more and more customers choosing Inseego over the competition.”
Business Highlights
–5G revenue up 22% year-over-year
–Software solutions represented 21% of total revenue in the quarter
–Sold 5G products to over 600 enterprises by quarter-end
–Enterprise base now exceeds 1,000 customers
–Introduced Inseego 5G SD EDGE™ cloud enterprise WAN networking solution with zero trust networking access (ZTNA)
–Provides corporate IT teams the ability to extend IT policies to the edge
–Pilots with Fortune 500 companies underway
–Launch of Inseego Wavemaker™ 5G indoor CPE FG2000 with Drei Austria in September, the second member of the 3 Group to launch Inseego 5G fixed wireless access products
–Next generation 5G mobile hotspot launches with Verizon and Telstra

“We exceeded our sales expectations for the quarter due in large part to the successful launch of our next-generation 5G mobile hotspot and continued ramp in 5G FWA enterprise deployments,” said Bob Barbieri, CFO of Inseego. “This quarter’s gross margin was impacted by the higher volume of carrier hotspot sales as well as elevated supply chain costs. We expect gross margin to improve in Q4 and with it our quarterly cash usage will trend lower. This will allow us to achieve our goal of cash flow breakeven during Q1 2023.”

Conference Call Information

Inseego will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. A Q&A session with analysts will be held live directly after the prepared remarks. To access the conference call:
•Online, visit https://investor.inseego.com/events-presentations
•Phone-only participants can pre-register by navigating to https://dpregister.com/sreg/10163627/f141da2f15
•Those without internet access or unable to pre-register may dial-in by calling:
•In the United States, call 1-844-282-4463
•International parties can access the call at 1-412-317-5613
An audio replay of the conference call will be available beginning one hour after the call through November 16, 2022. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 5671868 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company's website before the conference call begins.

About Inseego Corp.

Inseego Corp. is the industry leader in 5G Enterprise cloud WAN solutions with millions of end customers and thousands of enterprise and SMB customers on its 4G, 5G and cloud platforms. Inseego’s 5G Edge Cloud combines industry’s best 5G technology, rich cloud networking features and intelligent edge applications. Inseego powers new business experiences by connecting distributed sites and workforces, securing enterprise data and improving business outcomes with intelligent operational visibility—all over a 5G network. For more information on Inseego, visit www.inseego.com #Putting5GtoWork

©2022. Inseego Corp. All rights reserved. The Inseego name and logo, MiFi, Inseego Wavemaker, and Inseego 5G SD EDGE are registered trademarks and trademarks of Inseego Corp. Other Company, product or service names mentioned herein are the trademarks of their respective owners.

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from our expectations.

Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and asset management software and services; (2) the growth of wireless wide-area networking and asset management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (4) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (5) dependence on third-party manufacturers and key component suppliers worldwide; (6) the impact that new or adjusted tariffs may have on the cost of components or our products, and our ability to sell products internationally; (7) the impact of fluctuations of foreign currency exchange rates; (8) the impact of geopolitical instability and supply chain challenges on our ability to source components and manufacture our products; (9) unexpected liabilities or expenses; (10) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (11) litigation, regulatory and IP developments related to our products or components of our products; (12) dependence on a small number of customers for a significant portion of the Company’s revenues and accounts receivable; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters, and cost containment initiatives, including restructuring activities and the timing of their implementations; (15) the global semiconductor shortage and any related price increases or supply chain disruptions, and (16) the potential impact of COVID-19 on the business.

These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Inseego Corp. has provided financial information in this news release that has not been prepared in accordance with GAAP. Adjusted EBITDA, non-GAAP net loss, non-GAAP net loss per share and non-GAAP operating costs and expenses exclude preferred stock dividends, share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to the Company’s 2025 Notes and the revolving credit facility, fair value adjustments on derivative instruments, a one-time prior period adjustment related to unamortized debt discount and loss on debt extinguishment relating to the Company’s 2022 Notes, and other non-recurring legal expenses. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization, foreign exchange gains and losses, and other.

Adjusted EBITDA, non-GAAP net loss, non-GAAP net loss per share and non-GAAP operating costs and expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in the Company’s stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, management excludes certain non-cash and one-time items in order to facilitate comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s view, related to the Company’s ongoing operating performance. Management uses this view of the Company’s operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.

The Company further believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of these non-GAAP financial measures also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

In the future, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.

Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.

Inseego Corp. Media Contact:

Anette Gaven
+1 (619) 993-3058
Anette.Gaven@inseego.com

Investor Relations Contact:

Kevin Liu
(626) 657-0013
Investor.Relations@inseego.com

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net revenues:
IoT & Mobile Solutions	$62,633	$56,975	$172,129	$151,770
Enterprise SaaS Solutions	6,534	9,242	20,279	37,737
Total net revenues	69,167	66,217	192,408	189,507
Cost of net revenues:
IoT & Mobile Solutions	48,209	43,595	131,805	116,777
Enterprise SaaS Solutions	3,002	3,679	9,505	14,965
Total cost of net revenues	51,211	47,274	141,310	131,742
Gross profit	17,956	18,943	51,098	57,765
Operating costs and expenses:
Research and development	15,417	12,626	47,597	38,954
Sales and marketing	8,295	9,172	25,789	29,997
General and administrative	5,720	6,599	20,101	22,657
Amortization of purchased intangible assets	433	519	1,319	1,649
Impairment of capitalized software	—	—	—	1,197
Total operating costs and expenses	29,865	28,916	94,806	94,454
Operating loss	(11,909)	(9,973)	(43,708)	(36,689)
Other (expense) income:
Gain on sale of Ctrack South Africa	—	5,262	—	5,262
Loss on debt conversion and extinguishment, net	—	—	(450)	(432)
Interest expense, net	(2,034)	(1,655)	(6,621)	(5,178)
Other (expense) income, net	(1,758)	(828)	(3,145)	291
Total other (expense) income	(3,792)	2,779	(10,216)	(57)
Loss before income taxes	(15,701)	(7,194)	(53,924)	(36,746)
Income tax provision (benefit)	42	(4)	(582)	445
Net loss	(15,743)	(7,190)	(53,342)	(37,191)
Less: Net income attributable to noncontrolling interests	—	—	—	(214)
Net loss attributable to Inseego Corp.	(15,743)	(7,190)	(53,342)	(37,405)
Series E preferred stock dividends	(691)	(1,843)	(2,029)	(3,596)
Net loss attributable to common stockholders	$(16,434)	$(9,033)	$(55,371)	$(41,001)
Per share data:
Net loss per common share:
Basic and diluted	$(0.15)	$(0.09)	$(0.52)	$(0.40)
Weighted-average shares used in computation of net loss per common share:
Basic and diluted	107,747,468	103,430,083	106,977,201	102,586,121

INSEEGO CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value and share data)
(Unaudited)

	September 30, 2022	December 31, 2021
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$18,063	$46,474
Restricted cash	—	3,338
Accounts receivable, net of allowance for doubtful accounts of $371 and $408, respectively	28,668	26,781
Inventories	42,406	37,402
Prepaid expenses and other	10,902	13,624
Total current assets	100,039	127,619
Property, plant and equipment, net of accumulated depreciation of $25,240 and $26,692, respectively	6,157	8,102
Rental assets, net of accumulated depreciation of $5,919 and $5,392, respectively	4,411	4,575
Intangible assets, net of accumulated amortization of $63,425 and $48,404, respectively	44,406	46,995
Goodwill	21,922	20,336
Right-of-use assets, net	6,902	7,839
Other assets	563	377
Total assets	$184,400	$215,843
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$39,537	$48,577
Accrued expenses and other current liabilities	31,476	26,253
Total current liabilities	71,013	74,830
Long-term liabilities:
2025 Notes, net	158,079	157,866
Revolving credit facility, net	3,451	—
Deferred tax liabilities, net	816	852
Other long-term liabilities	6,841	7,149
Total liabilities	240,200	240,697
Commitments and contingencies
Stockholders’ deficit:
Preferred stock, par value $0.001; 2,000,000 shares authorized:
Series E Preferred stock, par value $0.001; 39,500 shares designated, 25,000 shares issued and outstanding, liquidation preference of $1,000 per share (plus any accrued but unpaid dividends)	—	—
Common stock, par value $0.001; 150,000,000 shares authorized, 107,846,082 and 105,380,533 shares issued and outstanding, respectively	108	105
Additional paid-in capital	790,460	770,619
Accumulated other comprehensive loss	(3,950)	(8,531)
Accumulated deficit	(842,418)	(787,047)
Total stockholders’ deficit	(55,800)	(24,854)
Total liabilities and stockholders’ deficit	$184,400	$215,843

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Cash flows from operating activities:
Net loss	$(15,743)	$(7,190)	$(53,342)	$(37,191)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,981	6,080	20,936	19,131
Provision for bad debts	44	80	29	346
Impairment of capitalized software	—	—	—	1,197
Provision for excess and obsolete inventory	434	91	1,330	587
Share-based compensation expense	2,406	3,062	15,892	14,467
Amortization of debt discount and debt issuance costs	450	371	2,472	1,117
Fair value adjustment on derivative instrument	—	(1,612)	(902)	(3,435)
Loss on debt conversion and extinguishment, net	—	—	450	432
Gain on sale of Ctrack South Africa	—	(5,262)	—	(5,262)
Deferred income taxes	(127)	137	(223)	175
Right-of-use assets	(13)	481	1,057	1,364
Other	—	19	—	572
Changes in assets and liabilities, net of effects of divestiture:
Accounts receivable	(5,800)	(3,649)	(561)	2,834
Inventories	4,222	(7,055)	(5,926)	(7,889)
Prepaid expenses and other assets	(377)	271	2,723	1,429
Accounts payable	(7,341)	8,809	(13,548)	(7,206)
Accrued expenses, income taxes, and other	8,016	3,500	6,276	4,797
Operating lease liabilities	(257)	(860)	(1,366)	(2,222)
Net cash used in operating activities	(7,105)	(2,727)	(24,703)	(14,757)
Cash flows from investing activities:
Acquisition of noncontrolling interest	—	—	—	(116)
Purchases of property, plant and equipment	(144)	(1,844)	(1,203)	(4,299)
Proceeds from the sale of property, plant and equipment	—	637	—	1,143
Proceeds from sale of Ctrack South Africa, net of cash divested	—	31,526	—	31,526
Additions to capitalized software development costs	(3,020)	(5,220)	(9,242)	(20,589)
Net cash (used in) provided by investing activities	(3,164)	25,099	(10,445)	7,665
Cash flows from financing activities:
Net (repayment) borrowing of bank and overdraft facilities	(317)	20	(458)	315
Principal payments under finance lease obligations	—	(965)	(62)	(3,138)
Proceeds from a public offering, net of issuance costs	—	1	—	29,370
Principal payments on financed assets	(337)	—	(1,567)	—
Borrowings on revolving credit facility	9,000	—	9,000	—
Repayments on revolving credit facility	(4,500)	—	(4,500)	—
Payment of debt issuance costs on revolving credit facility	(1,126)	—	(1,126)	—
Proceeds from stock option exercises and employee stock purchase plan, net of taxes paid on vested restricted stock units	80	412	196	2,432
Net cash provided by financing activities	2,800	(532)	1,483	28,979
Effect of exchange rates on cash	1,172	(614)	1,916	(293)
Net (decrease) increase in cash, cash equivalents and restricted cash	(6,297)	21,226	(31,749)	21,594
Cash, cash equivalents and restricted cash, beginning of period	24,360	40,383	49,812	40,015
Cash, cash equivalents and restricted cash, end of period	$18,063	$61,609	$18,063	$61,609

INSEEGO CORP.
Reconciliation of GAAP Net Loss Attributable to Common Shareholders to Non-GAAP Net Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30, 2022		Nine Months Ended September 30, 2022
	Net Loss	Net Loss Per Share	Net Loss	Net Loss Per Share
GAAP net loss attributable to common shareholders	$(16,434)	$(0.15)	$(55,371)	$(0.52)
Adjustments:
Preferred stock dividends(a)	691	0.01	2,029	0.02
Share-based compensation expense	2,406	0.02	15,892	0.16
Purchased intangibles amortization	517	—	1,610	0.02
Debt discount and issuance costs amortization(b)	450	—	2,472	0.02
Fair value adjustment on derivative instrument(c)	—	—	(902)	(0.01)
Loss on debt conversion and extinguishment, net (d)	—	—	450	—
Other	—	—	(109)	—
Non-GAAP net loss	$(12,370)	$(0.11)	$(33,929)	$(0.31)
Note: Amounts may not foot due to rounding.
(a)     Includes accrued dividends on Series E Preferred Stock.
(b)    Includes the debt discount and issuance costs amortization related to the 2025 Notes, and the issuance costs related to the revolving credit facility.
(c)    Includes the fair value adjustment related to the Company’s interest make-whole derivative instrument.
(d)    Includes the loss on debt conversion and extinguishment of the 2025 Notes.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended September 30, 2022
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense	Purchased intangibles amortization	Non-GAAP
Cost of net revenues	$51,211	$199	$84	$50,928
Operating costs and expenses:
Research and development	15,417	513	—	14,904
Sales and marketing	8,295	489	—	7,806
General and administrative	5,720	1,205	—	4,515
Amortization of purchased intangible assets	433	—	433	—
Total operating costs and expenses	$29,865	$2,207	$433	$27,225
Total		$2,406	$517

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Nine Months Ended September 30, 2022
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense	Purchased intangibles amortization	Non-GAAP
Cost of net revenues	$141,310	$1,873	$290	$139,147
Operating costs and expenses:
Research and development	47,597	5,011	—	42,586
Sales and marketing	25,789	3,087	—	22,702
General and administrative	20,101	5,921	—	14,180
Amortization of purchased intangible assets	1,319	—	1,319	—
Total operating costs and expenses	$94,806	$14,019	$1,319	$79,468
Total		$15,892	$1,609

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Net Loss Attributable to Common Shareholders to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2022
GAAP net loss attributable to common shareholders	(16,434)	$(55,371)
Preferred stock dividends(a)	691	2,029
Income tax provision (benefit)	42	(582)
Depreciation and amortization	6,981	20,936
Share-based compensation expense	2,406	15,892
Fair value adjustment of derivative(b)	—	(902)
Interest expense, net(c)	2,034	6,621
Loss on debt conversion and extinguishment(d)	—	450
Other(e)	1,759	4,093
Adjusted EBITDA	$(2,521)	$(6,834)

(a)    Includes accrued dividends on Series E Preferred Stock.
(b)    Includes the fair value adjustment related to the Company’s interest make-whole derivative instrument.
(c)    Includes the debt discount and issuance costs amortization related to the 2025 Notes, and the issuance costs related to the revolving credit facility.
(d)    Includes the loss on debt conversion and extinguishment of the 2025 Notes.
(e)    Primarily includes a benefit recorded related to non-recurring legal settlements and foreign exchange gains and losses.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
IoT & Mobile Solutions	$62,633	$54,990	$54,505	$66,214	$56,975
Enterprise SaaS Solutions	6,534	6,866	6,879	6,678	9,242
Total net revenues	$69,167	$61,856	$61,384	$72,892	$66,217